EXHIBIT 10.3

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

EMCORE CORPORATION

WARRANT TO PURCHASE COMMON STOCK

To Purchase [_______] Shares of Common Stock

Date of Issuance: February 19, 2008

VOID AFTER FEBRUARY 15, 2013

THIS CERTIFIES THAT, for value received, [_________], or permitted registered assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Emcore Corporation, a New Jersey corporation (the “Company”) up to [_____] shares of the Common Stock (as defined in Section 1 below), as adjusted pursuant to the terms hereof.  This warrant (the “Warrant”) is one of a series of warrants issued by the Company as of the date hereof (collectively, the “Company Warrants”) pursuant to that certain Stock Purchase Agreement between the Company and the Holder, dated as of February 15, 2008 (the “Stock Purchase Agreement”).

1.  DEFINITIONS.  Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Stock Purchase Agreement.  As used herein, the following terms shall have the following respective meanings:

“Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to the lesser of 50% and the 100 day volatility obtained from the HVT function on Bloomberg.

“Bloomberg” means Bloomberg Financial Markets.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Cash Percentage” means, in a Partial Cash Transaction, the percentage of the fair market value (determined in the manner described in the definition of “Closing Bid Price”) of the consideration for which this Warrant is exercisable immediately following such Partial Cash Transaction that is comprised of property (including cash) other than the publicly traded Common Stock of such Successor Entity.

“Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on The Nasdaq Global Market (the “Principal Market”), as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.  All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Common Stock” means (i) the Company’s shares of Common Stock, no par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

“Eligible Market” means The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Capital Market, The American Stock Exchange, or The NASDAQ Global Select Market.

“Equity Conditions” means:  (i) on each day during the period beginning sixty (60) days prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), all shares of Common Stock issued and issuable upon exercise of the Warrants shall be eligible for sale pursuant to Rule 144 without restriction or limitation including without the requirement to be subject to Rule 144(c)(1) and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock are designated for quotation on an Eligible Market and shall not have been suspended from trading on such Eligible Market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall proceedings for such delisting or suspension by such Eligible Market have been commenced, threatened or pending either (A) in writing by such Eligible Market or (B) by falling below the minimum listing maintenance requirements of such Eligible Market; (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered Common Stock upon any exercise of the Warrants to the Holders on a timely basis as set forth in Section 2 hereof; (iv) any applicable Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the applicable Eligible Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document (as defined in the Stock Purchase Agreement); (vi) during the period beginning thirty (30) days prior to the applicable date of determination and ending on and including the applicable date of determination, there shall not have occurred the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would cause all shares of Common Stock issued and issuable upon exercise of the Warrants not to be eligible for sale pursuant to Rule 144 without restriction or limitation including without the requirement to be subject to Rule 144(c)(1) and without the need for registration under any applicable federal or state securities laws; and (viii) during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document.

“Equity Conditions Failure” means that during the period commencing on the first Trading Day of the Optional Exercise Measuring Period through the Optional Exercise Date, the Equity Conditions have not been satisfied.

“Exercise Period” shall mean the period commencing with the date hereof and ending on the Initial Termination Date, unless terminated earlier pursuant to Section 2.6 hereof.

“Exercise Price” shall mean $15.06 per share, subject to adjustment pursuant to Section 4 below.

“Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

"Fundamental Transaction" means that the Company shall directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.  For the avoidance of doubt, and notwithstanding the foregoing, the term “Fundamental Transaction” shall not include any Spin Off.

“Initial Termination Date” shall mean 5:00 P.M. New York City time on February 15, 2013.

“Public Stock Transaction” means a Fundamental Transaction in which (i) a Successor Entity that is a publicly traded corporation whose stock is quoted or listed for trading on an Eligible Market assumes this Warrant such that the Warrant shall be exercisable for the publicly traded Common Stock of such Successor Entity, or (ii) a Successor Entity that is a publicly traded corporation whose stock is quoted or listed for trading on an Eligible Market assumes this Warrant such that the Warrant shall be exercisable for consideration of which at least 90% of the fair market value (determined in the manner described in the definition of “Closing Bid Price”) is comprised of the publicly traded Common Stock of such Successor Entity (any transaction described in this clause (ii), a “Partial Cash Transaction”).

“Spin Off” means (i) the contribution or transfer of assets by the Company to an affiliated entity in anticipation of a distribution to the Company’s stockholders of shares or assets such affiliated entity, (ii) any distribution referred to in clause (i) of this definition, or (iii) any other transaction, however structured, which results in one or more of the lines of business or divisions of the Company being transferred to another entity which, immediately following such transaction or a related distribution, is owned by the same stockholders as the Company, provided, that in the case of any such transaction referred to in clause (i), (ii) or (iii), the holders of the Company Warrants would receive an adjustment pursuant to Section 4 on account of the property distributed or otherwise transferred to the Company’s stockholders in such transaction.

"Successor Entity" means the Person formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been entered into.

“Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary trading market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

“Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.  All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

2.  EXERCISE OF WARRANT.

2.1  General.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(A)  an executed Notice of Exercise in the form attached hereto; and

(B)  payment of the Exercise Price either (i) in cash or by check, (ii) cancellation of indebtedness or (iii) pursuant to a cashless exercise as set forth in Section 2.1 below.

The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder unless such exercise is an exercise of the Warrant in full.  Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares, if any.

The Company shall (i) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address specified by the Holder in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise within three (3) Business Days from the delivery to the Company of (A) the Notice of Exercise and (B) payment of the aggregate Exercise Price as set forth above or cash exercise pursuant to Section 2.2.  This Warrant shall be deemed to have been exercised on the date the Exercise Delivery Documents (as defined below) are received by the Company (any such date, the “Exercise Date”).  On or before the first (1st) Business Day following the date on which the Company has received each of the Notice of Exercise and payment of the aggregate Exercise Price as set forth above or cashless exercise pursuant to Section 2.2) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Transfer Agent.  The Exercise Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the Exercise Date, irrespective of the date of delivery of such certificate or certificates, except that, if the Exercise Date is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

To the extent permitted by law, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Exercise Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

2.2  NET EXERCISE.  In lieu of exercising this Warrant by payment of cash or by check, or by cancellation of indebtedness, the Holder may, in its sole discretion, elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by delivery of the Exercise Delivery Documents in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =	Y (A-B) A

Where X =                                the number of shares of Common Stock to be issued to the Holder

Y =
the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

A =	the Weighted Average Price of one share of the Common Stock for the ten (10 consecutive Trading Days ending on the date immediately preceding the Exercise Date

B =	the Exercise Price then in effect for the applicable Exercise Shares at the time of such exercise

2.3  ISSUANCE OF NEW WARRANTS.  If this Warrant is surrendered in connection with any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) Business Days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.

2.4  PAYMENT OF TAXES AND EXPENSES.  The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any issuance and delivery of, and the preparation and delivery of certificates (if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant, provided that the Holder shall pay any transfer tax in connection with any transfer of all or any portion of this Warrant or such Exercise Shares to any transferee.

2.5  EXERCISE LIMITATIONS; HOLDER’S RESTRICTIONS.  The Company shall not effect the exercise of this Warrant and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this Section 2.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it being acknowledged by the Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 2.4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s  determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 2.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Company Warrants.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.4 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2.6  CALL PROVISION.  Subject to the provisions of Section 2.5 and this Section 2.6, if, at any time after February 19, 2010 (the “Triggering Date”) that (i) the Closing Sale Price of the Common Stock has exceeded 150% of the Exercise Price for at least 20 Trading Days within a period of any 30 consecutive Trading Days after the Triggering Date (the “Call Measuring Period”), (ii) the arithmetic average of the daily volume of the Common Stock during the Call Measuring Period (determined by dividing the aggregate volume of trades for each Trading Day during the Call Measuring Period by 30) exceeds 500,000 shares of Common Stock and (iii) there has been no Equity Conditions Failure, then the Company may, within one (1) Trading Day of the end of such Measurement Period, call for the cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a “Call”) for consideration equal to $0.01 per Exercise Share.  To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a “Call Notice”), which shall state (A) the Call Date (as defined below) and (B) the aggregate number of Exercise Shares which the Company has elected to be subject to the Call by all of the holders of the Company Warrants pursuant to this Section 2.6 (and analogous provisions under the other Company Warrants) on the Call Date.  Notwithstanding the foregoing, nothing in this subsection shall prevent the Holder from exercising this Warrant, in whole or part, prior to such Call Date.  If the conditions set forth below for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date, then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received by the Call Date will be cancelled at 5:00 p.m. (New York City time) on the twentieth (20th) Trading Day after the date the Call Notice is received by the Holder (such date and time, the “Call Date”).  Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice.  In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Exercise Shares subject to a Call Notice that are tendered through 5:00 p.m. (New York City time) on the Call Date.  The Company agrees that any Notice of Exercise delivered on or after a Call Notice which calls less than all the Warrants shall first reduce to zero the number of Exercise Shares subject to such Call Notice prior to reducing the remaining Exercise Shares available for purchase under this Warrant.  For example, if (x) this Warrant then permits the Holder to acquire one hundred (100) Exercise Shares, (y) a Call Notice pertains to seventy-five (75) Exercise Shares, and (z) prior to 5:00 p.m. (New York City time) on the Call Date the Holder tenders a Notice of Exercise in respect of fifty (50) Exercise Shares, then (1) on the Call Date the right under this Warrant to acquire twenty-five (25) Exercise Shares will be automatically cancelled, (2) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Holder fifty (50) Exercise Shares in respect of the exercises following receipt of the Call Notice, and (3) the Holder may, until the end of the Initial Termination Date, exercise this Warrant for twenty-five (25) Exercise Shares (subject to adjustment as herein provided and subject to subsequent Call Notices).  Subject again to the provisions of this Section 2.6, the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Holder shall not have delivered a Notice of Exercise.  Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any such Call Notice shall be void), unless, from the beginning of the Call Measurement Period through the Call Date, (i) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by  5:00 p.m. (New York City time) on the Call Date; (ii) there has been no Equity Conditions Failure; (iii) the Common Stock shall be listed or quoted for trading on an Eligible Market; (iv) there is a sufficient number of authorized shares of Common Stock for issuance of all Exercise Shares; and (v) the issuance of the shares shall not cause a breach of any provision of Section 2.5 herein.  The Company’s right to call the Warrants under this Section 2.6 shall be exercised ratably among all holders of Company Warrants based on each holder’s initial purchase of Warrants.

2.7  COMPANY’S FAILURE TO TIMELY DELIVER SECURITIES.  If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Trading Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such third Business Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 2.1.  In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Exercise Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Exercise Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

3.  COVENANTS OF THE COMPANY.

3.1  COVENANTS AS TO EXERCISE SHARES.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by the Company Warrants.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of all of the Company Warrants (an “Authorized Share Failure”), the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

3.2  NO IMPAIRMENT.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Company Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Company Warrants, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Company Warrants then outstanding (without regard to any limitations on exercise).

3.3  NOTICES OF RECORD DATE AND CERTAIN OTHER EVENTS.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date.  In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least ten (10) days prior to the date of the occurrence of any such event, a notice specifying such date.  In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction the Company shall mail to the Holder, at least ten (10) days prior to the date of the occurrence of such event, a notice specifying such date.

4.  ADJUSTMENT OF EXERCISE PRICE AND SHARES.

(A)  In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number, class and type of shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and type of shares or other property as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

(B)  If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) pursuant to a dividend or distribution declared by the Company (other than a dividend or distribution covered in Section 4(a) above), shall have received or become entitled to receive, without payment therefor,

(I)  Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution; or

(II)  any cash paid or payable, then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in this clause (II)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

(C)  If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) pursuant to a dividend or distribution declared by the Company (other than a dividend or distribution covered in Section 4(A) or 4(B) above), shall have received or become entitled to receive, without payment therefor, Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up or similar corporate rearrangement (a “Spin Distribution”), then and in each such case:

(I)  any Exercise Price in effect immediately prior to the close of business on the record date fixed for the Spin Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding the record date minus the value of the Spin Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day on such record date; and

(II)  the number of Exercise Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Spin Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the dividend or distribution is of shares of common stock ("Other Shares of Common Stock") of a company whose common shares are traded on an Eligible Market, then the Holder may elect to receive, in lieu of an increase in the number of Exercise Shares, a warrant to purchase Other Shares of Common Stock the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the dividend or distribution had the Holder exercised this Warrant immediately prior to the record date for such dividend or distribution and with an aggregate exercise price equal to the product of the amount by which the Exercise Price of this Warrant was decreased with respect to the dividend or distribution pursuant to the terms of the immediately preceding paragraph (I) and the number of Exercise Shares calculated in accordance with the first part of this paragraph (II).

(D)  Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  The Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

(E)  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

5.  FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the Weighted Average Price of an Exercise Share on the Exercise Date by such fraction.

6.  FUNDAMENTAL TRANSACTIONS.

6.1  Upon any Fundamental Transaction while this Warrant is outstanding, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Exercise Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, upon exercise of this Warrant (disregarding any limitation on exercise contained herein solely for the purpose of such determination), the number of shares of Common Stock of the Successor Entity, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any Successor Entity shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 6 and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

6.2  Notwithstanding the foregoing:

(A)  in the event of any Fundamental Transaction other than a Public Stock Transaction, at the request of the Holder delivered at any time before the 90th day after such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction; and

(B)  in the event of any Partial Cash Transaction, at the request of the Holder delivered at any time before the 90th day after such Partial Cash Transaction, the Company (or the Successor Entity) shall purchase from the Holder a portion of this Warrant equal to the Cash Percentage by paying to the Holder, within five (5) Business Days after such request (or, if later, on the effective date of the Partial Cash Transaction), cash in an amount equal to the Cash Percentage of the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Partial Cash Transaction.

7.  NO STOCKHOLDER RIGHTS.  Other than as provided in Section 3.3 or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this Section 7, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders, unless in each case such information is publicly available via EDGAR.

8.  TRANSFER OF WARRANT.  Subject to applicable laws and the restriction on transfer set forth in the Stock Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.

9.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.  NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the  applicable address set forth on the applicable signature page to the Stock Purchase Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

11.  ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.  DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price with respect to some or all of this Warrant or the arithmetic calculation of the Exercise Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Exercise Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13.  GOVERNING LAW.  This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

14.  REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant (to the extent that such actual damages exceed the amount of prior payments hereunder by the Company in respect of such failure).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

15.  AMENDMENT OR WAIVER.  Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder.  Any term of all of the Company Warrants may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and holders of Company Warrants representing at least two-thirds of the number of shares of Common Stock then subject to outstanding Company Warrants.  Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Company Warrants in the same fashion and (b) the number of Exercise Shares subject to this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder.  No amendment shall be effective to the extent that it applies to less than all of the holders of the Company Warrants then outstanding.  No consideration (other than the reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any the Company Warrants unless the same consideration also is offered to all holders of Company Warrants.  The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent.  No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

16.  SEVERABILITY.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

17.  COMPLIANCE WITH SECURITIES LAWS.  By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired not with a view to, or for sale in connection with, any distribution thereof; that Holder has had such opportunity as Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit Holder to evaluate the merits and risks of its investment in the Company; that Holder is able to bear the economic risk of holding this Warrant or the Exercise Shares for an indefinite period; that Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); that Holder understands that shares of Warrant Stock will not be registered under the Act (unless otherwise required pursuant to exercise by Holder of the registration rights, if any, previously granted to Holder) and will be “restricted securities” within the meaning of Rule 144 promulgated under the Act and that the exemption from registration under Rule 144 will not be available for at least six months from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.1; and that all stock certificates representing Exercise Shares may have affixed thereto a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CHI-1633921v1

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of February 15, 2008.

EMCORE CORPORATION
By:
Name: Title:
1600 Eubank Road SE Albuquerque, NM 87123
Facsimile No.: Telephone No.:

CHI-1633921v1

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

EMCORE CORPORATION
Attn: [_______________________]
Fax: [_______________________]

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Exercise Shares”) of EMCORE CORPORATION, a Delaware corporation (the “Company”), evidenced by the attached Warrant.  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Exercise Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Exercise Shares.

2.           Payment of Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Exercise Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.           Representation.  The Holder hereby represents, warrants and covenants that the Exercise Shares are being acquired not with a view to, or for sale in connection with, any distribution thereof; that the undersigned is able to bear the economic risk of holding such Exercise Shares for an indefinite period; that Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”); that Holder understands that such shares will not be registered under the Act (except as required pursuant to the Registration Rights Agreement) and will be “restricted securities” within the meaning of Rule 144 promulgated under the Act and that the exemption from registration under Rule 144 will not be available for at least six months from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2; and that all stock certificates representing such shares may have affixed thereto a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

4.           Issuance of Certificate.

Please issue the certificate for shares of Common Stock in the name of, and pay any cash for any fractional share to:

--------------------------------------------------------------------------------
Print or type name

--------------------------------------------------------------------------------
Social Security or other Identifying Number

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City State Zip Code

Please credit the shares of Common Stock in accordance with the following DWAC instructions, and pay any cash for any fractional share to the address printed above:

Financial Institution:

Contact Person:

Phone:

Fax:

Email:

DTC #:

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Please insert social security or other identifying number:  ----------------------

----------------------------------------------------------------------------------------------------
(Please print name and address)

----------------------------------------------------------------------------------------------------

Dated:

(Date)	(Signature)
(Print name)

CHI-1633921v1

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February [____], 2008 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

EMCORE CORPORATION

By:

Name:

Title:

CHI-1633921v1

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: ___________________, 20___
Holder’s Signature:
Holder’s Address:
NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

CHI-1633921v1